UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

SRC Energy Inc.

(Exact name of registrant as specified in its charter)

Colorado	001-35245	20-2835920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 2600

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 616-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $.001 par value	SRCI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 14, 2020, SRC Energy Inc. (the “Company” or “SRC”) completed its previously announced merger with PDC Energy, Inc. (“PDC”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 25, 2019, by and between the Company and PDC. Pursuant to the Merger Agreement, the Company merged with and into PDC (the “Merger”), with PDC continuing as the surviving corporation. The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Merger, on January 14, 2020, the Company terminated all commitments and repaid all amounts outstanding under the Second Amended and Restated Credit Agreement, dated as of April 2, 2018, among the Company, as borrower, Truist Bank, successor by merger to SunTrust Bank, as administrative agent, and the lenders party thereto, as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of October 30, 2018.

Item 2.01 Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.001 per share, of the Company (other than shares held in treasury by SRC, shares owned by PDC, or shares owned by any subsidiaries of SRC or PDC) was converted into the right to receive 0.158 of a share of common stock, par value $0.01 per share, of PDC, plus cash in lieu of any fractional shares that otherwise would have been issued (the “Merger Consideration”).

At the Effective Time, (1) each outstanding SRC restricted stock unit and stock bonus award became fully vested and was cancelled in exchange for the Merger Consideration in respect of each share of SRC common stock underlying the applicable award, (2) each SRC performance stock unit that was outstanding as of the Effective Time became vested and was cancelled in exchange for the Merger Consideration in respect of each share of SRC common stock underlying the applicable award (with such number of shares of SRC common stock determined based on target performance and any remaining shares of SRC common stock subject to the award forfeited), less applicable tax withholdings, (3) each SRC performance stock unit granted following the execution of the Merger Agreement as required by the terms of the Merger Agreement was assumed and converted into a PDC performance stock unit that remains subject to the same terms and conditions (including performance-vesting terms) that applied immediately prior to the Effective Time, except that the number of shares of PDC common stock subject to each PDC performance stock unit was determined by multiplying the number of shares subject to the SRC performance stock unit by 0.158 (rounded to the nearest whole share), (4) each outstanding in-the-money SRC stock option was cancelled in exchange for the Merger Consideration in respect of each “Net Share Option” subject to the applicable option and (5) each outstanding, out-of-the-money SRC stock option was cancelled for no consideration.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 26, 2019 and is incorporated by reference herein.

The information set forth in the Introductory Note above is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on January 14, 2020, SRC notified the New York Stock Exchange American (the “NYSE”) that the Merger had been completed and requested that the NYSE (1) suspend trading of SRC common stock on the NYSE, (2) withdraw SRC common stock from listing on the NYSE and (3) file with the SEC a notification of removal from listing on Form 25 to delist SRC common stock from the NYSE. SRC common stock will cease being traded immediately prior to the opening of the market on January 15, 2020, and will no longer be listed on the NYSE.

Additionally, PDC, as successor by merger to SRC, intends to file with the SEC certifications on Form 15 under the Securities Exchange Act of 1934 (the “Exchange Act”) requesting the deregistration of SRC common stock under Section 12(g) of the Exchange Act, and the suspension of SRC’s reporting obligations under Section 13(a) and Section 15(d) of the Exchange Act with respect to SRC common stock as promptly as practicable. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

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Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Upon completion of the Merger, each holder of SRC common stock immediately prior to the Effective Time ceased to have any rights as a shareholder of SRC other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

In addition, in connection with the completion of the Merger, on January 14, 2020, PDC assumed all of the Company’s obligations under its 6.25% Senior Notes due 2025 issued by SRC pursuant to an Indenture dated November 29, 2017 between SRC and U.S. Bank National Association.

Item 5.01 Changes in Control of Registrant.

As a result of the consummation of the Merger, the Company merged with and into PDC on the Closing Date, with PDC continuing as the surviving corporation. The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2020, SRC granted new performance stock unit (“New PSU”) awards in respect of shares of SRC common stock, on the terms and in amounts specified in the Merger Agreement. The New PSU awards will be assumed or substituted by PDC and converted automatically into new performance stock unit awards of PDC, subject to the same terms and conditions as were applicable to the New PSU awards immediately prior to the Effective Time. The number of shares of PDC common stock covered by such assumed awards will be based on the target number of SRC shares covered by such awards multiplied by 0.158, the exchange ratio in the Merger. Following the Merger, the target number of shares of PDC common stock that may be issued pursuant to the New PSUs granted to each of the Company’s named executive officers (each such amount, the “Target”) is as follows: Lynn A. Peterson, 66,906; James P. Henderson, 26,576; Cathleen M. Osborn, 13,131; Michael J. Eberhard, 13,131; and Nick A. Spence, 13,131. The range of shares of PDC common stock that each named executive officer may earn in respect of the New PSUs is 0% to 200% of the applicable Target.

In accordance with the Merger Agreement, as a result of the Merger, the directors of the Company, Lynn A. Peterson, Raymond E. McElhaney, Jack Aydin, Daniel E. Kelly, Paul Korus and Jennifer S. Zucker, resigned from the Board of Directors of SRC (the “Board”) and any and all committees of the Board on which they served, effective as of the Effective Time. Such resignations were not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In accordance with the Merger Agreement, Messrs. Peterson and Korus were appointed to the PDC board of directors.

In addition, at the Effective Time, each executive officer of the Company, including Mr. Peterson, Mr. Henderson, Ms. Osborn, Mr. Eberhard, and Mr. Spence, ceased serving in his or her respective corporate officer capacity with the Company. Such removals were not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In connection with the Merger and as of the Effective Time, SRC ceased to exist and PDC continued as the surviving corporation. The certificate of incorporation and bylaws of PDC as in effect at the Effective Time remained as the certificate of incorporation and bylaws of PDC, as the surviving corporation of the Merger. The certificate of incorporation and the bylaws of PDC are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 25, 2019, by and between PDC Energy, Inc. and SRC Energy Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of SRC filed on August 26, 2019 (File No. 001-35245)).†

3.1	Certificate of Incorporation of PDC Energy, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K12B of PDC filed on June 8, 2015 (File No. 001-37419)).

3.2	Bylaws of PDC Energy, Inc. (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K12B of PDC filed on June 8, 2015 (File No. 001-37419)).

10.1	Form of New PSU Award Agreement.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDC ENERGY, INC. (as successor by merger to SRC Energy Inc.)

Date: January 14, 2020	By:	/s/ Nicole L. Martinet
		Name:	Nicole L. Martinet
		Title:	General Counsel, Senior Vice President and Corporate Secretary

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